SCHEDULE 14A
                                (RULE 14a-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary proxy statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                     TRANSPORT CORPORATION OF AMERICA, INC.
                (Name of Registrant as Specified in Its Charter)


                                       N/A
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transactions applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined.):
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing party:

     (4)  Date filed:

                            [TRANSPORT AMERICA LOGO]
                               ------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             TO BE HELD MAY 21, 1998


                               ------------------
     Notice is hereby given that the Annual Meeting of Shareholders of Transport Corporation of America, Inc. will be held at the Decathlon Hotel and Athletic Club, 1700 East 79th Street, Bloomington, Minnesota, on Thursday, May 21, 1998 at 2:30 p.m. for the following purposes:

         1.       To elect a Board of Directors.

         2. To ratify and approve the selection of independent public accountants for the current year.

         3. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     The Board of Directors has fixed the close of business on March 30, 1998 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.


                                        By Order of the Board of Directors,



                                        Rosalyn A. Hennen
                                        SECRETARY

Eagan, Minnesota
April 10, 1998

 TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY ON THE ENCLOSED PROXY CARD WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE.

                    TRANSPORT CORPORATION OF AMERICA, INC.
                            1769 YANKEE DOODLE ROAD
                                EAGAN, MN 55121



                              ------------------
                                PROXY STATEMENT

                        ANNUAL MEETING OF SHAREHOLDERS
                                 MAY 21, 1998

                              ------------------
     This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of Transport Corporation of America, Inc. (the "Company") of proxies for the Annual Meeting of Shareholders of the Company to be held at the Decathlon Hotel and Athletic Club, 1700 East 79th Street, Bloomington, Minnesota, on Thursday, May 21, 1998 at 2:30 p.m. Central Daylight Time, or any adjournment or adjournments thereof. This Proxy Statement and the enclosed proxy card are being mailed to shareholders on or about April 10, 1998.


     The Company's Annual Report for the fiscal year ended December 31, 1997, including audited financial statements, is being mailed to shareholders concurrently with this Proxy Statement.

     The total number of shares outstanding and entitled to vote at the meeting as of March 30, 1998 consists of 6,705,574 shares of $.01 par value Common Stock. Each share of Common Stock is entitled to one vote and there is no cumulative voting. Only shareholders of record at the close of business on March 30, 1998 will be entitled to vote at the Annual Meeting. The presence in person or by proxy of holders of a majority of the shares of stock entitled to vote at the Annual Meeting of Shareholders constitutes a quorum for the transaction of business.

     Shares represented by proxies properly signed, dated and returned will be voted at the Annual Meeting in accordance with the instructions set forth therein. If a proxy is properly signed but contains no such instructions, the shares represented thereby will be voted FOR the director nominees, FOR the appointment of the auditors and at the discretion of the proxy holders as to any other matters which may properly come before the Annual Meeting.

     Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum and in tabulating votes cast on proposals presented to shareholders, but as unvoted for purposes of determining the approval of the matter. Consequently, an abstention will have the same effect as a negative vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

     Each proxy may be revoked at any time before it is voted by executing and returning a proxy bearing a later date, by giving written notice of revocation to the Secretary of the Company or by attending the Annual Meeting and voting in person.

                                  PROPOSAL 1

                             ELECTION OF DIRECTORS

     The Board of Directors of the Company is currently composed of seven members, six of whom are nominees for election at the Annual Meeting. It is the recommendation of the Company's Board of Directors that the six nominees named below be reelected as directors, to serve as directors until the next Annual Meeting of Shareholders and until their successors shall be duly elected as directors. Mr. Dennis M. Mathisen, a current director, will resign from the Board at this year's Annual Meeting. Mr. Robert J. Meyers was appointed to the Board in July 1997, and Mr. William D. Slattery was appointed to the Board effective April 1998.


     Unless otherwise directed, the proxies solicited by the Board of Directors will be voted for the election as directors of the nominees named below. The Company believes that each nominee named below will be able to serve; but should any nominee be unable to serve as a director, the persons named in the proxies have advised that they will vote for the election of such substitute nominee as the Board may propose.


     The names and ages of the nominees, and their principal occupations and tenure as directors, are set forth below based upon information furnished to the Company by the nominees.



                                                                                                      DIRECTOR
 NAME AND AGE                                   PRINCIPAL OCCUPATION                                    SINCE
----------------------------   -------------------------------------------------------------------   ---------
James B. Aronson (59)          Chairman of the Board of Directors since 1997; Chief Executive          1984
                               Officer of the Company since August 1984; President of the
                               Company from August 1984 to June 1994 and June 1996 to May
                               1997; Prior to August 1984, President and Chief Operating
                               Officer of Overland Express, Inc.

Anton J. Christianson (45)     Managing General Partner of Cherry Tree Investment, Inc. (a             1987
                               venture capital investment company) since October 1980; Director of Fourth Shift Corporation and TRO Learning, Inc.

Michael J. Paxton (51)         Chairman, President and Chief Executive Officer of O-Cedar              1995
                               Brands, Inc. since January 1996; President and Chief Executive
                               Officer of


                               Haagen-Dazs Company, Inc. (a subsidiary of Grand
                               Metropolitan PLC) from 1992 through 1995; President of the
                               Baked Goods Division of Pillsbury Company (a subsidiary of
                               Grand Metropolitan PLC) from 1989 to 1992;

                               Director of Epitope, Inc. (a medical diagnostics company in
                               Beaverton, Oregon).

Kenneth J. Roering (55)        Pillsbury Company -- Paul S. Gerot Chair in Marketing and               1992
                               Professor of Marketing in the Carlson School of Management at
                               the University of Minnesota since September 1981; Director of
                               TSI, Inc., Sheldahl, Inc., Arctic Cat Inc. and IPI, Inc.

Robert J. Meyers (44)          President and Chief Operating Officer of the Company since              1997
                               May 1997, Chief Financial Officer of the Company since January,
                               1993, and Chief Information Officer of the Company since
                               January, 1992. Prior to joining the Company, Mr. Meyers was founder and President of MicroMation, Inc., a Minneapolis/St.
                               Paul based software development company from February, 1982 to January, 1992. During this same period, he founded and
                               served as a certified public accountant with Meyers and Meyers,
                               Ltd.

William D. Slattery (55)       Chairman of the Cargo Division of Northwest Airlines                    1998
                               Corporation since 1994. Prior to 1994, Mr. Slattery held positions at Northwest Airlines Corporation as Executive Vice President,
                               International, from 1992 to 1994 and as Executive Vice President,
                               Operations, from 1988 to 1992.

     VOTE REQUIRED. The affirmative vote of a majority of the shares of the Company's Common Stock represented at the meeting in person or by proxy is required for the election of the nominees.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH
NOMINEE.


     MEETINGS. During fiscal 1997, the Board of Directors met six times. Each director attended more than 75% of the meetings of the Board of Directors and any committee on which he served.

     BOARD COMMITTEES. The Board of Directors has established an Audit Committee and a Compensation Committee. The Audit

Committee, which met one time during the last fiscal year, is currently composed of Messrs. Christianson (Chairman), Mathisen and Roering. The Audit Committee meets with the Company's independent auditors and representatives of management to review the internal and external financial reporting of the Company, reviews the scope of the internal auditors' examination, considers comments by the auditors regarding internal controls and accounting procedures and management's response to these comments and approves any material non-audit services to be provided by the Company's independent auditors.

     The Compensation Committee, which met one time during the last fiscal year, is currently composed of Messrs. Roering (Chairman), Paxton and Mathisen. The Compensation Committee reviews and makes recommendations to the Board of Directors regarding salaries, compensation, stock options and benefits of officers and employees. The Board of Directors has established a Stock Grant Subcommittee of the Compensation Committee, currently composed of Messrs. Mathisen and Paxton, for the purpose of granting awards under the Company's 1986 Employee Stock Option Plan and its 1995 Stock Plan.

     The Company does not have a nominating committee.

     DIRECTOR COMPENSATION. Each non-employee member of the Board of Directors receives $1,500 per month, plus $1,000 per meeting, as compensation for his service. Non-employee directors are also reimbursed for certain expenses in connection with attendance at Board and committee meetings. In addition, pursuant to the Company's 1995 Stock Plan, each non-employee director of the Company automatically receives annually on the date of election or reelection as a director an option to purchase 4,000 shares of the Company's Common Stock at an option price equal to the fair market value of the Company's Common Stock on the date that the option is granted. All such options vest immediately and are exercisable at any time during the five year term or within 30 days of the date when the director terminates his service as a director, whichever period is shorter. The Board may, in appropriate circumstances, waive or modify the requirement that a director exercise an option within 30 days of the date when the director's services as a director terminate. The 1995 Stock Plan also permits granting of additional or alternative options to directors at the discretion of the Board.

                 EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY OF CASH AND CERTAIN OTHER INFORMATION
     The following table shows, for fiscal years 1997, 1996 and 1995, the cash compensation paid by the Company, as well as certain other compensation paid or accrued for those years, to James B. Aronson, the Company's Chief Executive Officer, and to the one other executive officer of the Company whose total cash compensation exceeded $100,000 during 1997 (together with Mr. Aronson, the "Named Executives").

                          SUMMARY COMPENSATION TABLE


                                                                             LONG-TERM
                                                ANNUAL COMPENSATION         COMPENSATION
                                           -----------------------------   -------------
                                                                               STOCK             ALL OTHER
NAME AND PRINCIPAL POSITION        YEAR     SALARY ($)     BONUS ($)(1)     OPTIONS (#)     COMPENSATION ($)(2)
-------------------------------   ------   ------------   --------------   -------------   --------------------
James B. Aronson                  1997       260,000          13,000              -0-           1,480,474
 Chairman and Chief               1996       250,000             -0-           12,387               1,500
 Executive Officer                1995       240,000          57,600              -0-               2,290
Robert J. Meyers                  1997       200,000          10,000              -0-               1,600
 President, Chief Operating       1996       190,000             -0-            9,290               1,500
 Officer, Chief                   1995       180,000          43,200              -0-               2,093
 Financial Officer
 and Chief Information Officer

------------------

(1) Represents a bonus earned in the year indicated but paid in the following year.

(2) Represents Company contributions to the Company's 401(k) Retirement Plan. For fiscal 1997, includes $1,478,874 deemed compensation to Mr. Aronson resulting from an exercise of warrants; see duplicate disclosure in the Aggregated Option/Warrant Exercises table below.

STOCK OPTIONS

     No options were granted to the Named Executives in fiscal 1997. The following table sets forth information with respect to the Named Executives concerning the exercise of options during 1997 and unexercised options held as of December 31, 1997:


                      AGGREGATED OPTION/WARRANT EXERCISES
                      AND DECEMBER 31, 1997 OPTION VALUES


                                                             NUMBER OF SECURITIES              VALUE OF UNEXERCISED
                                                            UNDERLYING UNEXERCISED             IN-THE-MONEY OPTIONS
                          SHARES                            OPTIONS AT 12/31/97 (#)               AT 12/31/97 ($)(1)
                         ACQUIRED           VALUE       -------------------------------   ---------------------------------
NAME                  ON EXERCISE (#)    REALIZED ($)    EXERCISABLE     UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
------------------   ----------------   -------------   -------------   ---------------   -------------   --------------
James B. Aronson         127,875          1,478,874        34,129           8,258           298,449           34,023
Robert J. Meyers             -0-                -0-        70,596           6,194           742,881           25,519

------------------
(1) Based on a market price of $15.75 per share of Common Stock on December 31, 1997.


COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     Decisions on compensation of the Company's executives are made by the Compensation Committee of the Board consisting of Messrs. Roering (Chairman), Mathisen and Paxton. All decisions by the Compensation Committee relating to the compensation of the Company's executive officers were during 1997 and will in 1998 be reviewed by the full Board. Pursuant to rules promulgated by the Securities and Exchange Commission ("SEC") designed to enhance disclosure of companies' policies with regard to executive compensation, set forth below is a report submitted by the Compensation Committee addressing the Company's compensation policies for 1997 as they affected Mr. Aronson, the Company's Chief Executive Officer and Mr. Meyers, the executive officer other than the Chief Executive Officer who, for 1997, was the Company's only executive officer whose compensation exceeded $100,000 (together with Mr. Aronson, the "Named Executives"). The following report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 (the "1933 Act") or the Securities Exchange Act of 1934 (the "1934 Act"), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under the 1933 Act or the 1934 Act.

     COMPENSATION PHILOSOPHY. The Compensation Committee's executive compensation policies are designed to reflect the following objectives: payment for actual performance; attraction and retention of executives who contribute to the success of the Company; payments commensurate with the best companies in the truckload industry; and alignment of the interests of management with those of stockholders.

     BASE SALARY. The Compensation Committee annually reviews each officer's salary, including those of the Named Executives. In determining the base salary levels, the Compensation Committee considers levels of responsibility, experience, equity, external pay practices and industry trends. With respect to external pay practices, the Compensation Committee reviews the base salaries paid by the Company to a survey of national, public transportation companies. The Company attempts to maintain base salary levels which it believes allows the Company to attract and retain the quality of executive talent needed.

     ANNUAL BONUS. The Compensation Committee established the 1997 Executive Compensation Plan, an annual bonus plan for the Company's management, including the Named Executives, for 1997. Under this plan, the Named Executives were eligible to receive an annual bonus based on improvement of the Company's actual operating ratio over pre-established minimum and target operating ratios. The amount of bonuses were scheduled to increase as the operating ratios improved up to a maximum of approximately 50% of base salary. For fiscal 1997, the minimum operating ratio was met and bonuses of $13,000 and $10,000 were paid in 1998 to Messrs. Aronson and Meyers, respectively.

     LONG-TERM INCENTIVES. To align the interests of management with those of shareholders the Compensation Committee has, using the information obtained from a national accounting and consulting firm, instituted a long-term incentive program which consists of options to be granted to Named Executives upon achieving or exceeding a target operating ratio. Once the target operating ratio is met or exceeded, the Board grants a fixed number of options under a formula based on current stock valuation and base pay. To foster a longer-term perspective, stock options typically vest over a three year period. In 1997, the pre-established operating ratio was not met and no options were granted.

     OTHER COMPENSATION PROGRAMS. The Company maintains certain broad-based employee benefit plans in which its executive officers, including the Named Executives, have been permitted to participate, including retirement, life and health insurance plans. The Company's retirement plan consists of a 401(k) employee saving plan which allows employees to make pre-tax contributions, and in which the Company may, at its discretion, match a portion of the employee contributions. During 1997, the Company contributed amounts equal to one-fourth of the employee deferrals, up to 1% of each participant's compensation. Other non-cash compensation benefits are provided to the Named Executives. None of these benefits are directly or indirectly tied to the Company's performance. In 1996, the Company instituted an Employee Stock Purchase Plan which allows all Company employees who meet certain eligibility requirements to purchase Company stock at a discount from market. Mr. Meyers is eligible to participate in the Plan.

     MR. ARONSON'S 1997 COMPENSATION. Mr. Aronson's base salary for 1997, which was determined on the same basis as the other Named Executives, was $260,000, which was set at the low end of the competitive scale of chief executive officer compensation for comparable companies. Mr. Aronson received a bonus under the 1997 Executive Compensation Plan as described above. Mr. Aronson also recognized $1,478,874 as taxable income resulting from the exercise in 1997 of a warrant granted in 1992, even though Mr. Aronson did not sell any of the purchased shares. The Company is able to take a deduction on its 1997 tax returns with respect to the entire amount recognized by Mr. Aronson.

                    SUBMITTED BY THE COMPENSATION COMMITTEE
                      OF THE COMPANY'S BOARD OF DIRECTORS

        Kenneth J. Roering     Dennis M. Mathisen     Michael J. Paxton


PERFORMANCE GRAPH
     In accordance with the rules of the SEC, the following performance graph compares performance of the Company's Common Stock on the Nasdaq National Market to the S&P 500 Index and to the ABS Truckload Index prepared by Alex. Brown & Sons Incorporated. The graph compares the cumulative total return from November 4, 1994 (the date of the Company's initial public offering) to December 31, 1997 on $100 invested on November 4, 1994, assumes reinvestment of all dividends and has been adjusted to reflect stock splits. The performance graph is not necessarily indicative of future investment performance.


[GRAPHIC]

COMPARISON OF CUMULATIVE TOTAL RETURN

                TCAM         Standard & Poor's      ABS Truckload Index

 11/4/94       100                 100                     100
12/30/94        86.36               99                      94
 3/31/95       102.27              108                      86
 6/30/95        98.86              118                      82
 9/29/95       122.73              126                      80
12/29/95       104.55              133                      79
 3/29/96       120.46              140                      90
 6/28/96       114.77              145                      97
 9/30/96       102.27              148                      94
12/31/96        97.73              164                      92
 3/31/97       121                 167                      96
 6/30/97       122.7               192                     114
 9/30/97       140.9               204                     124
12/31/97       143.2               203                     121



                     COMPARISON OF CUMULATIVE TOTAL RETURN

     The performance graph above shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the 1933 Act or the 1934 Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under the 1933 Act or the 1934 Act.

                            BENEFICIAL OWNERSHIP OF
                                 COMMON STOCK


     The following table presents information provided to the Company as to the beneficial ownership of the Company's Common Stock as of March 20, 1998 by (i) the only shareholders known to the Company to hold 5% or more of such stock,
(ii) each of the directors and Named Executives of the Company and (iii) all directors and officers as a group. Unless otherwise indicated, all shares represent sole voting and investment power.

                                                                          PERCENT OF
                                                  COMMON STOCK        OUTSTANDING SHARES
BENEFICIAL OWNERS                              BENEFICIALLY OWNED      OF COMMON STOCK
-------------------------------------------   --------------------   -------------------
James B. Aronson(1) .......................           589,284                 8.8%
 1769 Yankee Doodle Road
 Eagan, MN 55121

Anton J. Christianson(2) ..................           546,487                 8.2%
 Centennial Lakes Office Park
 7601 France Avenue South
 Edina, MN 55435

Cowen & Company(4) ........................           652,000                 9.7%
 Financial Square, 31st Floor
 New York, NY 10005

Wellington Management Co LLP(4) ...........           556,100                 8.3%
 75 State Street
 Boston, MA 02109

Central Securities Corporation ............           533,757                 8.0%
 375 Park Avenue
 New York, NY 10152

Franklin Mutual Advisers, Inc.(4) .........           385,000                 5.7%
 777 Mariners Island Blvd.
 San Mateo, CA 94404

T. Rowe Price Associates Inc.(4) ..........           624,500                 9.3%
 100 East Pratt Street
 Baltimore, MD 21202

Dennis M. Mathisen(1)(3) ..................           142,112                 2.1%

Michael J. Paxton(1) ......................             7,200                   *

Kenneth J. Roering(1) .....................            99,750                 1.5%

Robert J. Meyers(1) .......................           153,908                 2.3%

William D. Slattery .......................                                   -0-

All officers and directors as a group
 (7 persons)(1)(2)(3) .....................         1,538,741                22.6%


------------------
* Less than 1%

(1) Includes the following shares for the indicated individual which may be purchased within 60 days from the date hereof pursuant to the exercise of outstanding options or warrants: Mr. Aronson, 27,008; Mr. Meyers, 36,192; Mr. Mathisen, 6,000; Mr. Paxton, 6,000; Dr. Roering, 28,500 shares; all officers and directors as a group, 103,700.

(2) 535,548 shares indicated as being owned by Mr. Christianson are owned by Cherry Tree Ventures III, a limited partnership, of which Mr. Christianson is a managing general partner. As such, he is deemed to beneficially own such shares.

(3) Includes 16,700 shares of Common Stock held by Marshall Financial Group, Inc., a corporation in which Mr. Mathisen is a shareholder, director and executive officer. Also includes 112,200 shares held by an entity controlled by Mr. Mathisen's wife.

(4) Based on information contained in a Schedule 13G filed with the Securities and Exchange Commission.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based upon its review of Forms 3, 4 and 5 and any amendments thereto furnished to the Company pursuant to Section 16 of the 1934 Act, the Company believes all of such forms were filed on a timely basis by reporting persons during the fiscal year ended December 31, 1997, except that Messrs. Aronson and Roering filed a late Form 4 for the exercise of warrants.



                                  PROPOSAL 2

                             APPROVAL OF AUDITORS

     KPMG Peat Marwick LLP, independent certified public accountants, were the auditors for the Company for fiscal 1997 and have been reappointed by the Board of Directors, upon recommendation of the Audit Committee, as the Company's auditors for the current fiscal year and shareholder approval of the appointment is requested. In the event the appointment of KPMG Peat Marwick LLP is not approved by the shareholders, the Board of Directors will make another appointment to be effective at the earliest feasible time.

     A representative of KPMG Peat Marwick LLP is expected to be present at the Annual Meeting of Shareholders and will be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPOINTMENT OF KPMG PEAT MARWICK LLP.



                             SHAREHOLDER PROPOSALS

     The proxy rules of the Securities and Exchange Commission permit shareholders, after timely notice to a company, to present proposals for shareholder action in a company's proxy statement where such proposals are consistent with applicable law, pertain to matters appropriate for shareholder action and are not properly omitted by corporate action in accordance with the proxy rules. The Company's Annual Meeting of Shareholders for the fiscal year ended December 31, 1998 is expected to be held on or about May 21, 1999 and proxy materials in connection with that meeting are expected to be mailed on or about April 10, 1999. Shareholder proposals prepared in accordance with the proxy rules must be received by the Company on or before December 11, 1998.

                          METHOD OF PROXY SOLICITATION

     The entire cost of preparing, assembling, printing and mailing the Notice of Annual Meeting of Shareholders, this Proxy Statement, the proxy itself, and the cost of soliciting proxies relating to the meeting will be borne by the Company. In addition to use of the mails, proxies may be solicited by officers, directors, and other regular employees of the Company by telephone, telegraph, or personal solicitation, and no additional compensation will be paid to such individuals. The Company will, if requested, reimburse banks, brokerage houses, and other custodians, nominees and certain fiduciaries for their reasonable expenses incurred in mailing proxy material to their principals.



                                 OTHER MATTERS

     The Board of Directors knows of no business other than that described herein that will be presented for consideration at the Annual Meeting. If, however, other business shall properly come before the meeting, the persons in the enclosed form of proxy intend to vote the shares represented by said proxies on such matters in accordance with their judgment in the best interest of the Company.

     The Annual Report of the Company for the past fiscal year is enclosed herewith and contains the Company's Consolidated Financial Statements for the fiscal year ended December 31, 1997. A copy of Form 10-K, the Annual Report filed by the Company with the Securities and Exchange Commission, will be furnished without charge to any shareholder who requests it in writing from the Company, at the address noted on the first page of this Proxy Statement.

                                        By Order of the Board of Directors,



                                        Rosalyn A. Hennen
                                        SECRETARY

                                    APPENDIX

                                     PROXY

                    TRANSPORT CORPORATION OF AMERICA, INC.
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
         FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 21, 1998


     The undersigned hereby appoints James B. Aronson and Kenneth J. Roering, or either of them, as proxies with full power of substitution, to vote all shares of stock of Transport Corporation of America, Inc. of record in the name of the undersigned at the close of business on March 30, 1998 at the Annual Meeting of Shareholders to be held on May 21, 1998 at 2:30 p.m., or any adjournment or adjournments, hereby revoking all former proxies.

1. ELECTION OF DIRECTORS:


        [ ] FOR all nominees listed below   [ ] WITHHOLD AUTHORITY
           (EXCEPT AS MARKED TO                 TO VOTE FOR ALL
            THE CONTRARY BELOW)                 NOMINEES LISTED BELOW


            JAMES B. ARONSON   MICHAEL J. PAXTON   ROBERT J. MEYERS

        ANTON J. CHRISTIANSON   KENNETH J. ROERING   WILLIAM D. SLATTERY


(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE FOR BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST ABOVE.)


2. PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG PEAT MARWICK, LLP, AS INDEPENDENT PUBLIC ACCOUNTANTS.


                 [ ] For       [ ] Against        [ ] Abstain


                           (CONTINUED ON OTHER SIDE)

                          (CONTINUED FROM OTHER SIDE)


3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON ANY OTHER MATTERS COMING BEFORE THE MEETING.


     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED ON PROPOSALS (1), (2) AND (3) IN ACCORDANCE WITH THE SPECIFICATIONS MADE AND "FOR" SUCH PROPOSALS IF THERE IS NO SPECIFICATION.

                                               Dated: ------------------- , 1998


                                                     --------------------------
                                                     Signature



                                                     --------------------------
                                                     Signature if held jointly


                                                     Please sign exactly as
                                                     name(s) are shown at left.
                                                     When signing as executor,
                                                     administrator, trustee, or
                                                     guardian, give full title
                                                     as such; when shares have
                                                     been issued in names of two
                                                     or more persons, all should
                                                     sign.